[logo] MFS(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) INTERNATIONAL
               INVESTORS TRUST

               ANNUAL REPORT o MAY 31, 2002

        ----------------------------------------------------------------
        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 34 for details.
        ----------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 35

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-June, most U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended May 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.8%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended May 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.58%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.85%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.42%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended May 31, 2002, Class A shares of the fund provided a total return of -3.20%, Class B shares -3.65%, Class C shares -3.64%, and Class I shares -2.72%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to -9.32% and -6.21% returns, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index and the Lipper International Funds Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization- weighted total return index which is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. The Lipper Index is an unmanaged, net-asset-value-weighted index of the top qualifying mutual funds within the international fund category, which invests its assets in securities with primary trading markets outside of the United States. The index has been adjusted for the reinvestment of capital gain distributions and income dividends. During the same period, the average international fund as tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -9.61%.

Q. WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO OUTPERFORMING ITS BENCHMARK OVER THE LAST 12 MONTHS?

A. This portfolio favors companies that we believe will perform well regardless of the underlying economic conditions. Many of these companies fell within the consumer staples sector and our substantial overweighting in this sector was the primary factor for the fund's relative outperformance. The secondary factor was our relative underweighting in technology and telecommunications stocks -- as these sectors were two of the hardest hit over the period. In our view, the major thing that sets this portfolio apart from its competition is its focus on companies that we feel have visible, reliable and sustainable earnings.

Q. CAN YOU TELL ME MORE ABOUT THE SPECIFIC SECTORS ON WHICH YOU FOCUSED YOUR STRATEGY OVER THE PERIOD?

A. The sectors we favored recently were similar to the ones that we have favored for some time now. For example, consumer staples is a sector that fit in well with our strategy of investing in those sectors that our research shows are less dependent upon macroeconomic conditions to derive their growth and whose businesses have been very reliable and sustainable over time.

    Although slightly underweighted relative to its benchmark, our biggest absolute sector weighting was financial services. Within this sector we tended to favor international financial companies, such as Lloyds TSB, BNP Paribas, and Royal Bank of Scotland. Basic materials, about 12% of the portfolio, was a segment of the market that fits very well with our defensive, conservative investment philosophy. Specialty chemicals companies such as Syngenta and Akzo Nobel, proved less economically sensitive to world events over the period and enjoyed high profit margins and growth. We also believe that they have the potential for predictable and sustainable earnings.

Q.  WHERE ELSE HAVE YOU BEEN FINDING OPPORTUNITIES?

A. Within the consumer staples sector, which includes food, tobacco, and household products, we found opportunities in companies such as Nestle and Philip Morris. Our largest holding within consumer staples has been Diageo, which we think has done a great job consolidating its market in alcohol and benefited from an upswing in underlying demand. Diageo is a classic example of what this portfolio tries to do -- find very good businesses with business fundamentals that add to their valuations. Another holding that contributed to the portfolio's performance was Philip Morris. While past performance is no guarantee of future results, Philip Morris has proven itself extremely profitable and has consistently used its excess cash to pay dividends, support its stock price through stock buy-backs, and make strategic acquisitions.

Q.  WHICH AREAS DETRACTED FROM PERFORMANCE?

A. Pretty much anything we owned within the technology and telecommunications sectors hurt the fund's performance. The telecommunications sector was perhaps the hardest hit. Our holdings in Tyco and Calpine were extremely disappointing and we subsequently sold these positions. However our exposure in the technology sector, as well as in telecommunication stocks, was well below our benchmark and helped minimize their damage.

Q. GIVEN THE PARTICULAR VOLATILITY IN THE DOMESTIC EQUITY MARKETS IN RECENT MONTHS, COULD YOU COMPARE THE PROSPECTS FOR INTERNATIONAL STOCKS VERSUS THEIR DOMESTIC COUNTERPARTS?

A. Over long periods of time, it has proven prudent for some investors to invest both at home and oversees. We have just come through an extended period, however, when investing in the United States became the primary or sole focus for many investors. We may be entering a period when investing oversees will do either as well as or better than domestic investing. In Europe, earnings growth might surpass earnings growth here in the United States, while a strengthening euro has the potential to enhance U.S. investor's foreign-stock profits. However, it is important to keep in mind that there may be greater risks involved with international investing. Therefore, investors should work with their investment professionals to determine whether international equities are appropriate for their portfolios.

Q. THIS HAS BEEN AN EMOTIONAL AND DIFFICULT 12 MONTHS FOR GLOBAL INVESTORS. CAN YOU OFFER SOME PERSPECTIVE ON THE GLOBAL INVESTMENT ENVIRONMENT?

A. This was a very volatile twelve-month period. We feel that global equity markets are still finding their footing after a period that experienced the tragic events of September 11 and its aftermath, faltering corporate earnings, a perceived erosion of business ethics, and continued geopolitical uncertainty. While we don't expect a robust economy anywhere in the world soon, we do expect to see a gradual recovery with lower volatility from this point. That said, we will continue to retain our conservative posture and try to take advantage where we can of segments of the market and companies that offer the greatest opportunity.

    /s/ Steven R. Gorham           /s/ Frederick J. Simmons

        Steven R. Gorham               Frederick J. Simmons
        Portfolio Manager              Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE, GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL INVESTMENT PRODUCTS. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE AND BECAME A MEMBER OF THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   FREDERICK J. SIMMONS, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE MANAGES THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUND, VARIABLE ANNUITY, AND OFFSHORE PRODUCT LINES. FRED JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1975 AND SENIOR VICE PRESIDENT IN 1983. FRED GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY
                          OBJECTIVE TO SEEK REASONABLE CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 24, 1995

  CLASS INCEPTION:        CLASS A  OCTOBER 24, 1995
                          CLASS B  OCTOBER 24, 1995
                          CLASS C  JULY 1, 1996
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $72.9 MILLION NET ASSETS AS OF MAY 31, 2002

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to it's benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2002. Index information is from November 1, 1995.)

                   MFS International     Lipper
                    Investors Trust  International        MSCI
                       -  Class A     Funds Index      EAFE Index
          -------------------------------------------------------
          10/95         $ 9,525         $10,000         $10,000
           5/96          10,164          11,196          11,132
           5/98          12,733          14,908          13,376
           5/00          14,699          18,159          16,439
           5/02          12,889          14,261          12,382

TOTAL RATES OF RETURN THROUGH MAY 31, 2002

CLASS A
                                                    1 Year        3 Years        5 Years          Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -3.20%         +4.85%        +23.26%        +35.32%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            -3.20%         +1.59%        + 4.27%        + 4.69%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            -7.80%         -0.04%        + 3.26%        + 3.92%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                    1 Year        3 Years        5 Years          Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -3.65%         +3.25%        +20.34%        +30.99%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            -3.65%         +1.07%        + 3.77%        + 4.17%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            -7.48%         +0.15%        + 3.43%        + 4.17%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                    1 Year        3 Years        5 Years          Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -3.64%         +3.19%        +20.19%        +31.17%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            -3.64%         +1.05%        + 3.75%        + 4.20%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            -4.60%         +1.05%        + 3.75%        + 4.20%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                    1 Year        3 Years        5 Years          Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                                 -2.72%         +6.34%        +26.08%        +38.41%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                                 -2.72%         +2.07%        + 4.74%        + 5.05%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                    1 Year        3 Years        5 Years          Life*
-------------------------------------------------------------------------------------------------------
Average international fund+                         -9.61%         -2.28%        + 1.03%        + 4.07%
-------------------------------------------------------------------------------------------------------
Lipper International Funds Index+                   -6.23%         -0.94%        + 1.97%        + 5.54%
-------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                    -9.32%         -4.01%        + 0.62%        + 3.30%
-------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, October 24, 1995, through
    May 31, 2002. Index information is from November 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to its inception, Class C share performance includes the performance of the fund's original share class (Class B). For periods prior to its inception, Class I share performance includes the performance of the fund's original share class (Class A). Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2002

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                           20.5%
              CONSUMER STAPLES                             17.2%
              UTILITIES & COMMUNICATIONS                   12.7%
              BASIC MATERIALS                              12.3%
              HEALTH CARE                                   8.1%

TOP 10 HOLDINGS

DIAGEO PLC  3.4%                                RECKITT BENCKISER PLC  2.5%
U.K.-headquartered food and beverage            U.K.-based global manufacturer of household
conglomerate                                    cleaning products

AKZO NOBEL N.V.  3.2%                           TOTAL FINA ELF S.A.  2.2%
Diversified Dutch pharmaceutical and chemical   French oil and petrochemical company
company
                                                AVENTIS S.A.  2.0%
SYNGENTA AG  2.9%                               French pharmaceutical firm
Swiss agricultural chemical firm
                                                BP AMOCO  PLC  2.0%
CaNADIAN NATIONAL RAILWAY CO.  2.5%             British oil and petrochemical company
Canadian transcontinental railway firm
                                                HONDA MOTOR CO., LTD.  1.9%
REED INTERNATIONAL PLC 2.5%                     Japanese-based manufacturer of autos,
U.K.-based publisher of scientific, legal,      motorcycles, and other powered products
and business information

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- May 31, 2002

Stocks - 96.1%
------------------------------------------------------------------------------
ISSUER                                                     SHARES        VALUE
------------------------------------------------------------------------------
Foreign Stocks - 91.0%
  Australia - 2.5%
    Australia & New Zealand Banking Group Ltd. (Banks &
      Credit Cos.)*                                        18,027  $   198,823
    News Corp Ltd. (Media)                                 32,400      230,901
    QBE Insurance Group Ltd. (Insurance)*                 212,495      886,981
    TABCORP Holdings Ltd. (Gaming)                         71,120      488,337
                                                                   -----------
                                                                   $ 1,805,042
------------------------------------------------------------------------------
  Belgium - 1.3%
    Dexia S.A. (Banks & Credit Cos.)                       46,890  $   744,638
    Fortis (Banks & Insurance)                              9,500      214,635
                                                                   -----------
                                                                   $   959,273
------------------------------------------------------------------------------
  Brazil - 0.2%
    Companhia Vale Do Rio Doce (Metals & Minerals)*         5,180  $   155,400
------------------------------------------------------------------------------
  Canada - 6.7%
    Alcan Aluminum Ltd. (Metals & Minerals)                28,890  $ 1,113,715
    BCE, Inc. (Telecommunications)                          8,460      156,595
    Canadian National Railway Co. (Railroads)              35,730    1,773,995
    Encana Corp. (Utilities - Gas)                         15,300      472,896
    Kingsway Financial Services Inc. (Insurance)           12,200      149,794
    Manulife Financial Corp. (Insurance)                    8,300      246,484
    Quebecor World, Inc. (Printing & Publishing)           23,690      703,517
    Toronto Dominion Bank Ontario (Banks & Credit Cos.)    11,700      296,886
                                                                   -----------
                                                                   $ 4,913,882
------------------------------------------------------------------------------
  Denmark - 1.7%
    Danske Bank (Banks & Credit Cos.)                      66,630  $ 1,222,922
------------------------------------------------------------------------------
  Finland - 1.4%
    Huhtamaki Oy Group (Conglomerate)                       5,700  $   256,231
    UPM-Kymmene Corp. (Forest & Paper Products)            19,000      741,622
                                                                   -----------
                                                                   $   997,853
------------------------------------------------------------------------------
  France - 11.0%
    Aventis S.A. (Pharmaceuticals)                         19,870  $ 1,382,021
    BNP Paribas S.A. (Banks & Credit Cos.)*                18,870    1,061,426
    Carrefour S.A. (Supermarkets)                           8,900      448,273
    Castorama Dubois Investissement S.A. (Retail)*          6,203      390,321
    Sanofi-Synthelabo S.A. (Medical & Health Products)     21,688    1,315,102
    Societe Television Francaise 1 (Entertainment)         21,180      648,575
    STMicroelectronics N.V. (Electronics)                  18,250      502,456
    Technip S.A. (Construction)                             5,990      724,198
    Total Fina S.A., ADR (Oils)                            19,642    1,525,594
                                                                   -----------
                                                                   $ 7,997,966
------------------------------------------------------------------------------
  Germany - 5.2%
    Bayerische Motoren Werke AG (Automotive)                2,900  $   124,190
    Deutsche Post AG (Transportation Services)*            41,010      594,213
    Fresenius AG, Preferred (Medical Supplies)              2,210      140,735
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                             3,970      150,479
    HypoVereinsbank (Banks & Credit Cos.)                   9,440      327,233
    Linde AG (Engineering)                                 17,880      884,716
    Munchener Ruckvers AG (Financial Services)              2,630      604,585
    ProSieben Sat.1 Media AG, Preferred (Broadcasting)     24,170      198,573
    Schering AG (Pharmaceuticals)                          10,260      617,637
    Software AG (Computer Software - Services)              8,200      123,254
                                                                   -----------
                                                                   $ 3,765,615
------------------------------------------------------------------------------
  Hong Kong - 0.5%
    Hong Kong Electric Holdings Ltd. (Utilities -
      Electric)                                            96,500  $   373,643
------------------------------------------------------------------------------
  Ireland - 1.8%
    Bank of Ireland (Banks & Credit Cos.)                  75,760  $   961,921
    Irish Life & Permanent PLC (Financial Institutions)     9,150      138,131
    Jefferson Smurfit Corp. (Forest & Paper Products)      82,040      244,700
                                                                   -----------
                                                                   $ 1,344,752
------------------------------------------------------------------------------
  Italy - 1.7%
    Assicurazioni Generali S.p.A. (Insurance)              17,990  $   419,886
    Snam Rete Gas S.p.A. (Gas)*                           292,890      839,467
                                                                   -----------
                                                                   $ 1,259,353
------------------------------------------------------------------------------
  Japan - 10.3%
    Asahi Breweries, Ltd. (Food & Beverage Products)       77,000  $   734,013
    Canon, Inc. (Business Machines)                        25,000      962,933
    Credit Saison Co. (Telecommunications)                 11,300      289,557
    Fast Retailing Co. (Retail)                             4,600      124,174
    Honda Motor Co., Ltd. (Automotive)                     31,700    1,353,828
    Japan Tobacco, Inc. (Consumer Goods & Services)            40      270,749
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                               58      264,996
    Nissan Motor Co. (Automotive)                          21,000      149,081
    Nissin Food Products Co., Ltd. (Food & Beverage
      Products)                                            30,100      596,664
    NTT DoCoMo, Inc. (Cellular Phones)                        257      695,826
    Secom Co., Ltd. (Business Services)                     5,000      256,648
    Shiseido Co., Ltd. (Consumer Products)                 58,000      766,479
    Tokyo Gas Co. Ltd. (Gas)                              330,000      904,110
    UNI-Charm Corp. (Forest & Paper Products)               4,600      160,870
                                                                   -----------
                                                                   $ 7,529,928
------------------------------------------------------------------------------
  Mexico - 0.7%
    Cemex S.A. (Construction)                               6,100  $   183,183
    Fomento Economico Mexicano S.A. (Food &
      Beverage Products)                                    3,705      156,536
    Telefonos de Mexico S.A., ADR (Telecommunications)      5,800      201,840
                                                                   -----------
                                                                   $   541,559
------------------------------------------------------------------------------
  Netherlands - 6.9%
    Akzo Nobel N.V. (Chemicals)                            49,814  $ 2,243,930
    ING Groep N.V. (Financial Services)                     8,184      216,305
    Koninklijke Philips Electronics N.V. (Electronics)      7,825      243,562
    KPN N.V. (Telecommunications)                         100,240      439,845
    OPG Groep N.V. (Pharmaceuticals)                        3,520      156,098
    Unilever N.V. (Consumer Goods & Services)              10,550      692,418
    VNU N.V. (Printing & Publishing)*                      24,757      767,356
    Vodafone Libertel N.V. (Cellular Phones)*              33,390      239,408
                                                                   -----------
                                                                   $ 4,998,922
------------------------------------------------------------------------------
  South Korea - 1.2%
    Samsung Electronics Co. (Electronics)#                  2,500  $   354,375
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)*#         45,040      297,264
    SK Telecom Ltd., ADR (Telecommunications)               9,100      225,498
                                                                   -----------
                                                                   $   877,137
------------------------------------------------------------------------------
  Spain - 5.8%
    Acciona S. A. (Construction)                            3,320  $   147,229
    Altadis S.A. (Tobacco)                                 51,690    1,110,894
    Banco Santander Central Hispano S.A. (Banks & Credit
      Cos.)                                                40,400      373,025
    Gas Natural SDG S.A. (Gas)                             26,370      492,380
    Iberdrola S.A. (Utilities - Electric)                  74,510    1,036,481
    Telefonica, S.A. (Telecommunications)                  98,396    1,040,802
                                                                   -----------
                                                                   $ 4,200,811
------------------------------------------------------------------------------
  Sweden - 1.1%
    Alfa Laval (Industrial)*                               20,300  $   187,535
    Rottneros AB (Forest & Paper Products)                114,460      122,188
    Saab AB, "B" (Aerospace)                               10,146      130,181
    Securitas AB (Consumer Goods & Services)               19,210      364,789
                                                                   -----------
                                                                   $   804,693
------------------------------------------------------------------------------
  Switzerland - 5.3%
    Converium Holding AG (Insurance)*                       4,680  $   253,884
    Nestle S.A. (Food & Beverage Products)                  1,093      265,115
    Novartis AG (Medical & Health Products)                 4,510      193,487
    Swiss Reinsurance (Insurance)                           2,380      242,370
    Syngenta AG (Chemicals)                                32,249    2,035,221
    Synthes-Stratec, Inc. (Medical & Health Products)         770      481,035
    UBS AG (Banks & Credit Cos.)                            7,104      371,118
                                                                   -----------
                                                                   $ 3,842,230
------------------------------------------------------------------------------
  United Kingdom - 25.7%
    BP Amoco PLC, ADR (Oils)                               26,802  $ 1,368,778
    British Sky Broadcasting Group PLC (Broadcasting)*     14,290      153,567
    BT Group PLC (Telecommunications)*                     98,200      402,378
    Cadbury Schweppes PLC (Food & Beverage Products)       78,640      574,898
    Capital Radio PLC (Broadcasting)                       21,400      224,498
    CGNU PLC (Insurance)*                                  23,282      217,519
    Diageo PLC (Food & Beverage Products)*                187,694    2,360,075
    GlaxoSmithKline PLC (Pharmaceuticals)                  34,510    1,161,393
    Hanson PLC (Building Products)                         31,900      241,600
    HBOS PLC (Banks & Credit Cos.)                         19,788      239,268
    HSBC Holdings PLC (Banks & Credit Cos.)*               18,470      229,542
    Intertek Testing Services PLC (Business Services)*     28,280      182,201
    Lloyds TSB Group PLC (Banks & Credit Cos.)*            96,230    1,041,164
    Marks & Spencer Group PLC (Retail)                     41,740      231,296
    National Grid Group PLC (Telecommunications)           93,420      682,947
    NEXT PLC (Retail)                                      56,570      826,283
    Reckitt Benckiser PLC (Consumer Goods & Services)      97,909    1,735,011
    Reed International PLC (Printing & Publishing)        181,600    1,744,448
    Rio Tinto Ltd. (Metals & Minerals)                     12,100      230,342
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.  42,300    1,230,751
    Smith & Nephew PLC (Medical & Health Products)         19,241      109,434
    Standard Chartered PLC (Banks & Credit Cos.)           47,993      567,680
    Tesco PLC (Retail)*                                   176,730      666,664
    Unilever PLC (Consumer Products)                      106,110      974,300
    Vodafone Group PLC (Telecommunications)               573,936      866,424
    WPP Group PLC (Advertising)*                           45,320      471,788
                                                                   -----------
                                                                   $18,734,249
------------------------------------------------------------------------------
Total Foreign Stocks                                               $66,325,230
------------------------------------------------------------------------------
U.S. Stocks - 5.1%
    3M Co. (Manufacturing)                                  4,920  $   617,116
    AFLAC, Inc. (Insurance)                                22,710      730,354
    Chubb Corp. (Insurance)                                44,400      116,526
    Loews Corp. - Carolina Group (Tobacco)                  7,440      239,940
    Philip Morris Cos., Inc. (Consumer Goods & Services)   19,575    1,120,669
    The St. Paul Cos., Inc. (Insurance)                       600       25,566
    Willis Group Holdings Ltd. (Insurance)*                27,020      878,960
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $ 3,729,131
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $62,964,708)                        $70,054,361
------------------------------------------------------------------------------

Short-Term Obligations - 5.4%
------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
------------------------------------------------------------------------------
    The Student Loan Corp., due 6/03/02                   $   974  $   973,907
    UBS Finance, Inc., due 6/03/02                          2,964    2,963,702
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 3,937,609
------------------------------------------------------------------------------
Total Investments (Identified Cost, $66,902,317)                   $73,991,970

Other Assets, Less Liabilities - (1.5)%                             (1,088,396)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $72,903,574
------------------------------------------------------------------------------
 * Non-income producing security.
 # SEC Rule 144A Restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
MAY 31, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $66,902,317)        $ 73,991,970
  Investments of cash collateral for securities loaned, at
    identified cost and value                                    8,085,680
  Cash                                                             453,824
  Receivable for fund shares sold                                  191,951
  Receivable for investments sold                                   75,133
  Interest and dividends receivable                                222,133
                                                              ------------
      Total assets                                            $ 83,020,691
                                                              ------------
Liabilities:
  Payable for fund shares reacquired                          $  1,215,596
  Payable for investments purchased                                491,078
  Payable for foreign currency, at value (identified cost
    $263,313)                                                      269,908
  Collateral for securities loaned, at value                     8,085,680
  Payable to affiliates -
    Management fee                                                   1,669
    Shareholder servicing agent fee                                    202
    Distribution and service fee                                     1,208
    Administrative fee                                                  35
  Accrued expenses and other liabilities                            51,741
                                                              ------------
      Total liabilities                                       $ 10,117,117
                                                              ------------
Net assets                                                    $ 72,903,574
                                                              ============

Net assets consist of:
  Paid-in capital                                             $ 74,768,490
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 7,092,653
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (8,948,570)
  Accumulated net investment loss                                   (8,999)
                                                              ------------
      Total                                                   $ 72,903,574
                                                              ============
Shares of beneficial interest outstanding                      4,340,160
                                                               =========
Class A shares:
  Net asset value per share
    (net assets of $38,121,639 / 2,246,520 shares of
    beneficial interest outstanding)                             $16.97
                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                   $17.82
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $27,750,851 / 1,667,116 shares of
    beneficial interest outstanding)                             $16.65
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $6,572,538 / 399,863 shares of beneficial
    interest outstanding)                                        $16.44
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $458,546 / 26,661 shares of beneficial
    interest outstanding)                                        $17.20
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2002
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                       $   151,006
    Dividends                                                        1,288,785
    Foreign taxes withheld                                            (128,685)
                                                                   -----------
      Total investment income                                      $ 1,311,106
                                                                   -----------
  Expenses -
    Management fee                                                 $   659,042
    Trustees' compensation                                               7,815
    Shareholder servicing agent fee                                     67,430
    Distribution and service fee (Class A)                             177,256
    Distribution and service fee (Class B)                             254,657
    Distribution and service fee (Class C)                              63,228
    Administrative fee                                                   7,623
    Custodian fee                                                      106,169
    Registration fees                                                   47,573
    Printing                                                            41,840
    Postage                                                             15,800
    Auditing fees                                                       41,870
    Legal fees                                                          12,532
    Miscellaneous                                                       92,286
                                                                   -----------
      Total expenses                                               $ 1,595,121
    Fees paid indirectly                                                (4,315)
    Reduction of expenses by investment adviser                        (50,719)
                                                                   -----------
      Net expenses                                                 $ 1,540,087
                                                                   -----------
        Net investment loss                                        $  (228,981)
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(5,927,434)
    Foreign currency transactions                                      (13,821)
                                                                   -----------
      Net realized loss on investments and foreign
        currency transactions                                      $(5,941,255)
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 3,931,792
    Translation of assets and liabilities in foreign
      currencies                                                         6,524
                                                                   -----------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 3,938,316
                                                                   -----------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(2,002,939)
                                                                   -----------
          Decrease in net assets from operations                   $(2,231,920)
                                                                   ===========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                        2002                        2001
----------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                              $  (228,981)                $  (286,051)
  Net realized loss on investments and foreign currency
    transactions                                                    (5,941,255)                 (1,871,746)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             3,938,316                  (4,970,000)
                                                                   -----------                 -----------
      Decrease in net assets from operations                       $(2,231,920)                $(7,127,797)
                                                                   -----------                 -----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $ --                        $  (264,944)
  From net investment income (Class B)                               --                           (146,138)
  From net investment income (Class C)                               --                            (36,643)
  From net investment income (Class I)                               --                               (903)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (218,599)                   (606,160)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                            (147,704)                   (503,755)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                             (37,825)                    (99,547)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                              (1,654)                     (1,587)
  In excess of net investment income (Class A)                       --                           (217,384)
  In excess of net investment income (Class B)                       --                           (119,905)
  In excess of net investment income (Class C)                       --                            (30,066)
  In excess of net investment income (Class I)                       --                               (741)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                  --                           (814,424)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                  --                           (676,836)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                  --                           (133,749)
  In excess of net realized gain on investments and foreign          --
    currency transactions (Class I)                                  --                             (2,132)
  From paid-in capital (Class A)                                          (143)                  --
  From paid-in capital (Class B)                                           (96)                  --
  From paid-in capital (Class C)                                           (25)                  --
  From paid-in capital (Class I)                                            (1)                  --
                                                                   -----------                 -----------
      Total distributions declared to shareholders                 $  (406,047)                $(3,654,914)
                                                                   -----------                 -----------
Net increase in net assets from fund share transactions            $ 4,547,261                 $15,494,982
                                                                   -----------                 -----------
        Total increase in net assets                               $ 1,909,294                 $ 4,712,271
Net assets:
  At beginning of year                                              70,994,280                  66,282,009
                                                                   -----------                 -----------
  At end of year (including accumulated net investment loss of
    $8,999 and $52,685, respectively)                              $72,903,574                 $70,994,280
                                                                   ===========                 ===========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                     2002             2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                  $17.64           $20.60          $18.03          $19.01          $16.32
                                                     ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)(S)                    $(0.02)          $(0.03)         $ 0.32          $ --            $(0.05)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (0.55)           (1.84)           3.17           (0.64)           3.45
                                                     ------           ------          ------          ------          ------
      Total from investment operations               $(0.57)          $(1.87)         $ 3.49          $(0.64)         $ 3.40
                                                     ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --             $(0.15)         $ --            $ --            $ --
  From net realized gain on investments and
    foreign currency transactions                     (0.10)           (0.35)          (0.92)          (0.34)          (0.59)
  In excess of net investment income                   --              (0.12)           --              --             (0.12)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --              (0.47)           --              --              --
  From paid-in capital                                (0.00)+           --              --              --              --
                                                     ------           ------          ------          ------          ------
      Total distributions declared to
       shareholders                                  $(0.10)          $(1.09)         $(0.92)         $(0.34)         $(0.71)
                                                     ------           ------          ------          ------          ------
Net asset value - end of year                        $16.97           $17.64          $20.60          $18.03          $19.01
                                                     ======           ======          ======          ======          ======
Total return(+)                                       (3.20)%          (9.41)%         19.57%          (3.45)%         21.77%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.06%            2.08%           2.04%           2.11%           2.22%
  Net investment income (loss)                        (0.11)%          (0.17)%          1.63%           0.02%          (0.28)%
Portfolio turnover                                       94%             104%             82%             89%            158%
Net assets at end of year (000 Omitted)             $38,122          $35,742         $33,767         $22,287         $15,087

(S) The investment adviser voluntarily waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment loss                            $(0.03)          $(0.04)
      Ratios (to average net assets):
        Expenses##                                     2.14%            2.13%
        Net investment loss                           (0.19)%          (0.22)%

 + Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                     2002             2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                  $17.39           $20.34          $17.89          $18.96          $16.27
                                                     ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)(S)                    $(0.10)          $(0.13)         $ 0.20          $(0.10)         $(0.14)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (0.54)           (1.82)           3.17           (0.63)           3.47
                                                     ------           ------          ------          ------          ------
      Total from investment operations               $(0.64)          $(1.95)         $ 3.37          $(0.73)         $ 3.33
                                                     ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --             $(0.10)         $ --            $ --            $ --
  From net realized gain on investments and
    foreign currency transactions                     (0.10)           (0.35)          (0.92)          (0.34)          (0.59)
  In excess of net investment income                   --              (0.08)           --              --             (0.05)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --              (0.47)           --              --              --
  From paid-in capital                                (0.00)+           --              --              --              --
                                                     ------           ------          ------          ------          ------
      Total distributions declared to
       shareholders                                  $(0.10)          $(1.00)         $(0.92)         $(0.34)         $(0.64)
                                                     ------           ------          ------          ------          ------
Net asset value - end of year                        $16.65           $17.39          $20.34          $17.89          $18.96
                                                     ======           ======          ======          ======          ======
Total return                                          (3.65)%          (9.92)%         18.97%          (3.89)%         21.26%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.56%            2.58%           2.53%           2.61%           2.72%
  Net investment income (loss)                        (0.60)%          (0.67)%          1.03%          (0.55)%         (0.79)%
Portfolio turnover                                       94%             104%             82%             89%            158%
Net assets at end of year (000 Omitted)             $27,751          $28,389         $27,390         $23,482         $18,987

(S) The investment adviser voluntarily waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment loss                            $(0.11)          $(0.14)
      Ratios (to average net assets):
        Expenses##                                     2.64%            2.63%
        Net investment loss                           (0.68)%          (0.72)%

 + Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                     2002             2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                  $17.17           $20.15          $17.74          $18.80          $16.19
                                                     ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)(S)                    $(0.10)          $(0.11)         $ 0.24          $(0.09)         $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (0.53)           (1.82)           3.09           (0.63)           3.39
                                                     ------           ------          ------          ------          ------
      Total from investment operations               $(0.63)          $(1.93)         $ 3.33          $(0.72)         $ 3.29
                                                     ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --             $(0.12)         $ --            $ --            $ --
  From net realized gain on investments and
    foreign currency transactions                     (0.10)           (0.35)          (0.92)          (0.34)          (0.59)
  In excess of net investment income                   --              (0.11)           --              --             (0.09)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --              (0.47)           --              --              --
  From paid-in capital                                (0.00)+           --              --              --              --
                                                     ------           ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.10)          $(1.05)         $(0.92)         $(0.34)         $(0.68)
                                                     ------           ------          ------          ------          ------
Net asset value - end of year                        $16.44           $17.17          $20.15          $17.74          $18.80
                                                     ======           ======          ======          ======          ======
Total return                                          (3.64)%          (9.94)%         18.90%          (3.87)%         21.15%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.56%            2.60%           2.54%           2.59%           2.71%
  Net investment income (loss)                        (0.61)%          (0.60)%          1.24%          (0.49)%         (0.61)%
Portfolio turnover                                       94%             104%             82%             89%            158%
Net assets at end of year (000 Omitted)              $6,573           $6,784          $5,035          $2,545            $824

(S) The investment adviser voluntarily waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment loss                            $(0.11)          $(0.12)
      Ratios (to average net assets):
        Expenses##                                     2.64%            2.65%
        Net investment loss                           (0.69)%          (0.65)%

 + Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                     2002             2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                  $17.79           $20.77          $18.08          $18.95          $16.32
                                                     ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                           $ 0.12           $ 0.06          $ 0.44          $ 0.07          $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (0.61)           (1.86)           3.17           (0.60)           3.37
                                                     ------           ------          ------          ------          ------
      Total from investment operations               $(0.49)          $(1.80)         $ 3.61          $(0.53)         $ 3.43
                                                     ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --             $(0.20)         $ --            $ --            $ --
  From net realized gain on investments and
    foreign currency transactions                     (0.10)           (0.35)          (0.92)          (0.34)          (0.59)
  In excess of net investment income                   --              (0.16)           --              --             (0.21)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --              (0.47)           --              --              --
  From paid-in capital                                (0.00)+           --              --              --              --
                                                     ------           ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.10)          $(1.18)         $(0.92)         $(0.34)         $(0.80)
                                                     ------           ------          ------          ------          ------
Net asset value - end of year                        $17.20           $17.79          $20.77          $18.08          $18.95
                                                     ======           ======          ======          ======          ======
Total return                                          (2.72)%          (9.94)%         20.19%          (2.88)%         22.08%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.56%            1.56%           1.54%           1.59%           1.64%
  Net investment income                                0.77%            0.30%           2.21%           0.40%           0.33%
Portfolio turnover                                       94%             104%             82%             89%            158%
Net assets at end of year (000 Omitted)                $458              $79             $89             $59              $6
(S) The investment adviser voluntarily waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment income                          $ 0.11           $ 0.05
      Ratios (to average net assets):
        Expenses##                                     1.64%            1.61%
        Net investment income                          0.69%            0.25%

  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Investors Trust (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2002, the value of securities loaned was $7,699,619. These loans were collateralized by cash of $8,085,680 which was invested in the following short-term obligations:
                                                         SHARES           VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at
  amortized cost                                      8,085,680      $8,085,680

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,498 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $817 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and capital losses. During the year ended May 31, 2002, accumulated undistributed net investment loss decreased by $272,667, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $215,076, and paid-in capital decreased by $57,591 due to differences between book and tax accounting for currency transactions, and capital losses. In addition, $265 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

The tax character of distributions declared for the years ended May 31, 2002 and May 31, 2001 was as follows:

                                                    MAY 31, 2002  MAY 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                       $  --       $  916,393
  Long-term capital gain                                 405,782     2,738,521
                                                        --------    ----------
                                                        $405,782    $3,654,914
  Tax return of capital                                      265        --
                                                        --------    ----------
Total distributions declared                            $406,047    $3,654,914
                                                        ========    ==========

As of May 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income                                     $     --
Undistributed long-term capital gain                                    --
Capital loss carryforward                                          (4,846,192)
Unrealized gain                                                     6,393,249
Other temporary differences                                        (3,411,973)

For federal income tax purposes, the capital loss carryforward of $4,846,192 may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average net assets                                0.975%
Average net assets in excess of $500 million                            0.925%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective October 31, 2001 may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,481 for the year ended May 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,544 for the year ended May 31, 2002. Fees incurred under the distribution plan during the year ended May 31, 2002, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $767 and $614 for Class B and Class C shares, respectively, for the year ended May 31, 2002. Fees incurred under the distribution plan during the year ended May 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 2002, were $315, $46,905, and $1,279 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $64,866,043 and $59,766,494, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $67,601,721
                                                                  -----------
Gross unrealized appreciation                                     $ 9,261,458
Gross unrealized depreciation                                      (2,871,209)
                                                                  -----------
    Net unrealized appreciation                                   $ 6,390,249
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                             YEAR ENDED MAY 31, 2002                        YEAR ENDED MAY 31, 2001
                                   ---------------------------------              ---------------------------------
                                         SHARES               AMOUNT                    SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                           2,502,932         $ 40,784,760                 3,525,272         $ 69,733,360
Shares issued to shareholders in
  reinvestment of distributions          12,434              192,098                    98,783            1,867,498
Shares reacquired                    (2,295,483)         (37,463,652)               (3,236,215)         (64,318,241)
                                   ------------         ------------              ------------         ------------
    Net increase                        219,883         $  3,513,206                   387,840         $  7,282,617
                                   ============         ============              ============         ============

Class B shares
                                             YEAR ENDED MAY 31, 2002                        YEAR ENDED MAY 31, 2001
                                   ---------------------------------              ---------------------------------
                                         SHARES               AMOUNT                    SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                             517,487         $  8,359,065                   785,569         $ 15,198,268
Shares issued to shareholders in
  reinvestment of distributions           8,701              132,426                    69,625            1,299,221
Shares reacquired                      (491,446)          (7,885,054)                 (569,502)         (10,922,293)
                                   ------------         ------------              ------------         ------------
    Net increase                         34,742         $    606,437                   285,692         $  5,575,196
                                   ============         ============              ============         ============

Class C shares
                                             YEAR ENDED MAY 31, 2002                        YEAR ENDED MAY 31, 2001
                                   ---------------------------------              ---------------------------------
                                         SHARES               AMOUNT                    SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                             339,593         $  5,389,377                   677,472         $ 13,443,294
Shares issued to shareholders in
  reinvestment of distributions           2,353               35,366                    15,810              291,380
Shares reacquired                      (337,124)          (5,359,557)                 (548,151)         (11,103,806)
                                   ------------         ------------              ------------         ------------
    Net increase                          4,822         $     65,186                   145,131         $  2,630,868
                                   ============         ============              ============         ============

Class I shares
                                             YEAR ENDED MAY 31, 2002                        YEAR ENDED MAY 31, 2001
                                   ---------------------------------              ---------------------------------
                                         SHARES               AMOUNT                    SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                              22,999         $    375,542                     2,428         $     47,814
Shares issued to shareholders in
  reinvestment of distributions             105                1,655                       282                5,363
Shares reacquired                          (899)             (14,765)                   (2,557)             (46,876)
                                   ------------         ------------              ------------         ------------
    Net increase                         22,205         $    362,432                       153         $      6,301
                                   ============         ============              ============         ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended May 31, 2002, was $687. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust X and Shareholders of MFS International Investors Trust:

We have audited the accompanying statement of assets and liabilities of MFS International Investors Trust (the Fund), including the portfolio of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Investors Trust at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         ERNST & YOUNG LLP
Boston, Massachusetts
July 5, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   THE FUND HAS DESIGNATED $405,782 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED MAY 31, 2002.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS
   DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION
   OF SHARES.
-------------------------------------------------------------------------------

MFS(R) INTERNATIONAL INVESTORS TRUST

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

          NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,          ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                               Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman   Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                          Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee              LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,            Hemenway & Barnes (attorneys), Partner
President and Director
                                                     WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee              Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief      Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and     Associates Properties, Inc. (real estate
Director                                             investment trust), Director; The Baupost Fund (a
                                                     mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac       J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of        Insight Resources, Inc. (acquisition planning
Surgery                                              specialists), President; Wellfleet Investments
                                                     (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)   General Partner (since 1993); Paragon Trade
Trustee                                              Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding          Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial          nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;       (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                     ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee             Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video      WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                            Private investor; Sundstrand Corporation
                                                     (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee               industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy        (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee, Chairman  ROBERT R. FLAHERTY (born 09/18/63) Assistant
and President                                        Treasurer
Massachusetts Financial Services Company, Chairman   Massachusetts Financial Services Company, Vice
and Chief Executive Officer                          President (since August 2000); UAM Fund Services,
                                                     Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                        ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior     Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel         President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant Treasurer  JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice       Massachusetts Financial Services Company, Senior
President (since March 1997)                         Vice President

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the
Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill
were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of
Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                   INVESTOR SERVICE
Massachusetts Financial Services Company             MFS Service Center, Inc.
500 Boylston Street                                  P.O. Box 2281
Boston, MA 02116-3741                                Boston, MA 02107-9906

DISTRIBUTOR                                          For general information, call toll free:
MFS Fund Distributors, Inc.                          1-800-225-2606 any business day from 8 a.m. to 8
500 Boylston Street                                  p.m. Eastern time.
Boston, MA 02116-3741
                                                     For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                   individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham+                                    business day from 9 a.m. to 5 p.m. Eastern time.
Frederick J. Simmons+                                (To use this service, your phone must be equipped
                                                     with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                  For share prices, account balances, exchanges
                                                     or stock and bond outlooks, call toll free:
AUDITORS                                             1-800-MFS-TALK (1-800-637-8255 anytime from a
Ernst & Young LLP                                    touch-tone telephone.

INVESTOR INFORMATION                                 WORLD WIDE WEB
For information on MFS mutual funds, call your       www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+  MFS Investment Management

MFS(R) INTERNATIONAL INVESTORS TRUST                          -------------
                                                                PRSRT STD
[logo] MFS(R)                                                  U.S. POSTAGE
INVESTMENT MANAGEMENT                                             PAID
                                                                  MFS
                                                              -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                 MII-2 7/02 18.7M 87/287/387/887